                                                                   EXHIBIT 10.25


                      Morgan Stanley Mortgage Capital Inc.

                                       and


                  Morgan Stanley Dean Witter Credit Corporation

                                   ----------

                 AMENDED AND RESTATED MASTER SERVICING AGREEMENT

                          Dated as of February 1, 2004



            Fixed, Adjustable Rate, and Pledged Asset Mortgage Loans
                         Servicer Flow Delivery Program

                                TABLE OF CONTENTS

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                                    ARTICLE I

                                   DEFINITIONS

Section 1.01        Defined Terms.................................................................................1

                                   ARTICLE II

                               BOOKS AND RECORDS;
                           TRANSFER OF MORTGAGE LOANS

Section 2.01        Books and Records............................................................................12
Section 2.02        Transfer of Mortgage Loans...................................................................12

                                   ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF Servicer

Section 3.01        Representations and Warranties of Servicer...................................................13


                                   ARTICLE IV

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01        Servicer to Act as Servicer..................................................................14
Section 4.02        Collection of Mortgage Loan Payments.........................................................15
Section 4.03        Realization Upon Defaulted Mortgage Loans....................................................15
Section 4.04        Establishment of Custodial Accounts; Deposits in Custodial Accounts..........................16
Section 4.05        Permitted Withdrawals From the Custodial Account.............................................17
Section 4.06        Establishment of Escrow Accounts; Deposits in Escrow Accounts................................18
Section 4.07        Permitted Withdrawals From Escrow Account....................................................18
Section 4.08        Payment of Taxes, Insurance and Other Charges; Maintenance of Primary Insurance
                      Policies; Collections Thereunder...........................................................19
Section 4.09        Transfer of Accounts.........................................................................20
Section 4.10        Maintenance of Property Insurance............................................................20
Section 4.11        Maintenance of Mortgage Impairment Insurance Policy..........................................21
Section 4.12        Errors and Omissions Insurance...............................................................21
Section 4.13        Title, Management and Disposition of REO Property............................................22
Section 4.14        Adjustments to Mortgage Interest Rates.......................................................22
Section 4.15        Subservicing Agreements Between Servicer and Subservicers....................................23
Section 4.16        Successor Subservicers.......................................................................23

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                                                                                                               ----
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Section 4.17        Liability of Servicer........................................................................23
Section 4.18        Assumption or Termination of Subservicing Agreements.........................................24
Section 4.19        Servicing Accounts...........................................................................24
Section 4.20        Permitted Investments........................................................................24

                                    ARTICLE V

                ADMINISTRATION AND SERVICING OF TRADING ACCOUNTS

Section 5.01        Servicer to Service Trading Accounts.........................................................25
Section 5.02        Agreements with Respect to the Surety Bond...................................................25

                                   ARTICLE VI

                                PAYMENTS TO OWNER

Section 6.01        Distributions................................................................................26
Section 6.02        Statements to Owner..........................................................................26
Section 6.03        Monthly Advances by Servicer.................................................................27
Section 6.04        Compensating Interest........................................................................27

                                   ARTICLE VII

                           GENERAL SERVICING PROCEDURE

Section 7.01        Assumption Agreements........................................................................28
Section 7.02        Satisfaction of Mortgages and Release of Mortgage Files......................................28
Section 7.03        Servicing Compensation.......................................................................28
Section 7.04        Annual Statement as to Compliance............................................................29
Section 7.05        Annual Independent Certified Public Accountants' Servicing Report............................29
Section 7.06        Owner's Right to Examine Servicer Records....................................................29
Section 7.07        Annual Certification.........................................................................30

                                  ARTICLE VIII

                        REPORTS TO BE PREPARED BY COMPANY

Section 8.01        Servicer Shall Provide Information as Reasonably Required....................................31

                                   ARTICLE IX

                                    SERVICER

Section 9.01        Indemnification; Third Party Claims..........................................................31
Section 9.02        Merger or Consolidation of Servicer..........................................................31
Section 9.03        Limitation on Liability of Servicer and Others...............................................32

                                                                                                               Page
                                                                                                               ----
Section 9.04        Servicer Not to Resign.......................................................................32
Section 9.05        No Transfer of Servicing.....................................................................32

                                    ARTICLE X

                                     DEFAULT

Section 10.01       Events of Default............................................................................33
Section 10.02       Waiver of Defaults...........................................................................34

                                   ARTICLE XI

                                   TERMINATION

Section 11.01       Termination..................................................................................34

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

Section 12.01       Successor to Servicer........................................................................35
Section 12.02       Amendment....................................................................................36
Section 12.03       Assignments..................................................................................36
Section 12.04       Assignment of Servicing Rights...............................................................36
Section 12.05       Governing Law................................................................................36
Section 12.06       Assignment by Owner..........................................................................36
Section 12.07       Notices......................................................................................37
Section 12.08       Severability Provisions......................................................................37
Section 12.09       Exhibits.....................................................................................37
Section 12.10       General Interpretive Principles..............................................................37
Section 12.11       Reproduction of Documents....................................................................38
Section 12.12       Successors and Assigns.......................................................................38
Section 12.13       Counterparts.................................................................................38
Section 12.14       Non-Solicitation.............................................................................38

EXHIBIT A           Form of Limited Power of Attorney

EXHIBIT B           Annual Certification

EXHIBIT C           Data File

                  This is a AMENDED AND RESTATED MASTER SERVICING AGREEMENT (this "Agreement"), dated and effective as of February 1, 2004 and is by and between Morgan Stanley Mortgage Capital Inc., a New York corporation, as owner ("Owner"), and Morgan Stanley Dean Witter Credit Corporation, a Delaware corporation, as servicer ("Seller").

                             PRELIMINARY STATEMENTS

                  Pursuant to an Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of March 1, 2000 between Owner and Servicer (as amended, modified, restated or supplemented from time to time, the "Purchase Agreement"), Owner may purchase from Servicer from time to time certain residential, first mortgage loans. In order to facilitate the servicing of such mortgage loans by Servicer, Servicer and the Owner are parties to that certain Master Servicing Agreement, dated as of February 1, 1999 (the "Original Servicing Agreement"), pursuant to which Servicer services and administers each Mortgage Loan for Owner, its successors and assigns from and after the respective Closing Date. At the present time, Owner and Servicer desire to amend and restate the Original Servicing Agreement to make certain modifications as set forth herein

                  In consideration of the premises and the mutual agreements hereinafter set forth, Owner and Servicer agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.01 Defined Terms.

                  Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires shall have the following meaning specified in this Section (capitalized terms used and not otherwise defined herein shall have the respective meanings specified in the Purchase Agreement to the extent the same are defined therein):

                  "Additional Collateral": With respect to any Additional Collateral Mortgage Loan, the securities and other assets held in a Trading Account subject to a security interest securing such Additional Collateral Mortgage Loan.

                  "Additional Collateral Mortgage Loan": A Mortgage Loan secured by Additional Collateral in the form of a security interest in the securities and other assets held in a Trading Account and that is identified by Servicer as an Additional Collateral Mortgage Loan as to which the Additional Collateral is still required to be provided.

                  "Additional Collateral Pledge Agreement": With respect to each Additional Collateral Mortgage Loan, any pledge and security agreement and account control agreement in favor of Servicer granting a security interest and other rights in a securities account to secure the related Mortgage Loan.

                  "Agreement": This Amended and Restated Master Servicing Agreement and all exhibits hereto, amendments hereof and supplements hereto, as the same may be from time to time, amended modified, related or supplemented.

                  "Adjustable Rate Mortgage Loan": A Mortgage Loan that provides for the adjustment of the Mortgage Interest Rate payable with respect thereto in accordance with the terms of the related Mortgage Note.

                  "Assignment": An assignment of the Mortgage, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale or transfer of the Mortgage Loan, which assignment notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages securing Mortgaged Properties located in the same county, if permitted by applicable law and acceptable for recording by the applicable recording office. With respect to any Mortgage Loan registered with MERS, an Assignment shall include a notice of transfer sufficient under the governing instruments of MERS to reflect a transfer of the Mortgage Loan. An Assignment shall include, as applicable, such instruments as are necessary and sufficient under the laws of the jurisdiction where a Cooperative Apartment is located to reflect of record the sale or transfer of the Mortgage Loan and security interest in the Mortgaged Property affecting such Cooperative Apartment.

                  "Business Day": Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking or savings associations in the States of New York or Illinois are authorized or obligated by law or executive order to be closed.

                  "Closing Date": For each Transaction, the date on which Servicer actually sells to Owner, and Owner actually purchases from Servicer, the Mortgage Loans listed on the Final Mortgage Loan Schedule attached to the respective Warranty Bill of Sale.

                  "Condemnation Proceeds": All awards or settlements in respect of a taking of a partial or an entire Mortgaged Property by exercise of the power of eminent domain or condemnation.

                  "Convertible Mortgage Loan": An Adjustable Rate Mortgage Loan with a Mortgage Note that contains an option of the Mortgagor to convert the related Mortgage Note from a Mortgage Note with an adjustable interest rate to a Mortgage Note with a fixed interest rate.

                  "Cooperative Apartment": A dwelling unit in a multi-dwelling building owned or leased by a cooperative housing corporation, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease in accordance with the laws of the state in which the building is located.

                  "Custodian": The Custodian under the Custodial Agreement, or its successor.

                  "Custodial Account": The separate trust account or accounts created and maintained pursuant to Section 4.04 which shall be entitled "Morgan Stanley Dean Witter Credit

Corporation, in trust for Morgan Stanley Mortgage Capital Inc.," or such other title as is requested by Owner.

                  "Custodial Agreement": The Custodial Agreement among Servicer, Owner and the Custodian for the retention of each Mortgage Note, Mortgage, Assignment and certain other portions of each Mortgage File, substantially in the form attached to the Purchase Agreement as Exhibit 3, as the same may be amended, modified, restated or supplemented from time to time.

                  "Cut-off Date": With respect to each Mortgage Loan, the, first day of the month in which the related Closing Date occurs.

                  "Due Date": As to any Mortgage Loan, the day each Monthly Payment is due on such Mortgage Loan exclusive of any days of grace.

                  "Eligible Account": An account that is (i) maintained at a depository institution the short-term debt obligations (or, in the case of a depository institution which is part of a holding company structure, the short-term debt obligations of such parent holding company) of which have been rated by each Rating Agency in one of its two highest short-term rating categories at the time of the deposit therein, or (ii) a trust account maintained with a corporate trust department of a federal or state chartered depository institution or trust company, which institution is acting in its fiduciary capacity.

                  "Equity Refinanced Mortgage Loan": A Refinanced Mortgage in which the Mortgagor used less than the entire amount of the proceeds (net of any closing costs, including discount and origination fees and prepaid items) to refinance an existing mortgage loan and any junior lien that existed on the related Mortgaged Property at the date of origination of the Refinanced Mortgage Loan.

                  "Escrow Account": The separate trust account or accounts created and maintained pursuant to Section 4.06 on which shall be entitled "Morgan Stanley Dean Witter Credit Corporation, in trust for Owner and various Mortgagors," or such other title as is requested by Owner.

                  "Escrow Payments": The amounts constitute ground rents, taxes, assessments, water charges, sewer rents, mortgage insurance premiums, property insurance premiums and other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to any Mortgage Loan.

                  "Event of Default": Any one of the conditions or circumstances enumerated in Section 10.01.

                  "Fannie Mae": Fannie Mae, f/k/a the Federal National Mortgage Association, or any successor organization.

                  "Final Mortgage Loan Schedule": The list of Mortgage Loans for a Transaction, which list shall set forth the following information with respect to each Mortgage Loan:

         (i)      the loan number;

         (ii)     the Mortgagor's name;

         (iii) the street address of the Mortgaged Property, including city, state and zip code;

         (iv)     the Mortgage Interest Rate at origination;

         (v) for each Adjustable Rate Mortgage Loan, the first Interest Rate Adjustment Date and the first Payment Adjustment Date;

         (vi)     for each Adjustable Rate Mortgage Loan, the Gross Margin;

         (vii)    for each Adjustable Rate Mortgage Loan, the Lifetime Rate Cap;

         (viii)   for each Adjustable Rate Mortgage Loan, the Periodic Rate Cap;

         (ix)     the original term to maturity;

         (x)      the original principal balance;

         (xi)     the first payment date;

         (xii)    the maturity date;

         (xiii)   the Monthly Payment in effect as of the related Cut-off Date;

         (xiv) the principal balance as of the related Cut-off Date, after giving effect to all payments of principal due on or before such date, whether or not received;

         (xv)     the Loan-to-Value Ratio as of the date origination;

         (xvi) a code indicating whether the Mortgaged Property is occupied by Mortgagor;

         (xvii)   a code indicating the type of residential dwelling;


         (xviii) a code indicating whether the Mortgage Loan is a purchase mortgage loan, rate/term refinance loan, limited cash-out loan or cash-out refinance loan;

         (xix) a code indicating whether the Mortgage Loan is covered by a Primary Mortgage Insurance Policy;

         (xx) a code indicating whether the Mortgage Loan is a Limited Documentation Mortgage Loan;

         (xxi) a code indicating whether the Mortgage Loan is an Additional Collateral Mortgage Loan;

         (xxii) for each Adjustable Rate Mortgage Loan, a code indicating the type of Index;

         (xxiii) a code indicating whether the Mortgage Loan is a Balloon Mortgage Loan;

         (xxv) the Servicing Fee Rate applicable to such Mortgage Loan, and if such Mortgage Loan is an Adjustable Rate Mortgage Loan whose first Interest Rate Adjustment has not occurred, the Servicing Fee Rate (if different) prior to the first Interest Rate Adjustment Date;

         (xxvi) a code indicating whether the Mortgage Loan is a Convertible Mortgage Loan;

         (xxvii)  a code indicating whether the Mortgagor is self-employed;

         (xxviii) a code indicating the value of the Mortgagor's assets at origination;

         (xxix)   Appraised Value; and

         (xxx) a code indicating the Primary Mortgage Insurance Policy provider and percent of coverage, if applicable.

Such schedule shall also set forth the weighted average of the amounts described under (iv) above for all of the Mortgage Loans. Such list may be in the form of more than one list, collectively setting forth all of the information required.

                  "Freddie Mac": Freddie Mac, f/k/a the Federal Home Loan Mortgage Corporation, or any successor organization.

                  "Gross Margin": With respect to each Adjustable Rate Mortgage Loan, the fixed number of basis points set forth in the MSA Mortgage Loan Schedule that is added to the Index on each Interest Rate Adjustment Due Date in accordance with the terms of the related Mortgage Note to determine the Mortgage Interest Rate for such Mortgage Loan, subject to any applicable Periodic Rate Cap and Lifetime Rate Cap.

                  "Index": With respect to each Adjustable Rate Mortgage Loan and each Interest Rate Adjustment Date, the index used to determine the Mortgage Interest Rate on such Adjustable Rate Mortgage Loan, as specified in the related Mortgage Note, in each case as available the number of days prior to any Interest Rate Adjustment Date set forth in the related Mortgage Note, which index may be (i) the average of the London Interbank Offered Rates for one- or six-month U.S. dollar deposits, as published in the "Money Rates" table of The Wall Street Journal or elsewhere (as specified in the related Mortgage Note) on the date or dates specified in such Mortgage Note for the determination of such rate, (ii) the weekly average of the closing market bid yields on actively traded U.S. Treasury securities adjusted to a constant maturity of one year,
(iii) the weekly average or the monthly average of weekly average auction rates on U.S. Treasury bills with a maturity of six months, as published by the Board of Governors of the Federal Reserve System in Federal Reserve Statistical Release H.15. (519), (iv) the weekly average of the closing market bid yields on U.S. Treasury securities adjusted to a constant maturity of one (1) year, as published by the Board of Governors of the Federal Reserve System in Federal Reserve Statistical Release H.15. (519), (v) the weekly average of the closing market bid yields on U.S. Treasury securities adjusted to a constant maturity of five (5) years, as published by Board of Governors of the Federal Reserve System in Federal Reserve Statistical Release
H.15. (519), (vi) the prime rate specified in the related Mortgage Note, as published in the "Money Rates" table of The Wall Street Journal, or elsewhere (as specified in such Mortgage Note), (vii) the monthly weighted average cost of funds of members of the Federal Home Loan Bank of San Francisco, (viii) such other standard for determining the change in the interest rate as may be set forth in the related Mortgage Note, or (ix) if such index is not so published or is otherwise unavailable, such comparable, alternative index selected by Servicer in accordance with the terms of the Mortgage Notes and in consultation with Owner.

                  "Insurance Proceeds": Proceeds of any Primary Mortgage Insurance Policy, title policy, hazard policy or other insurance policy covering a Mortgage Loan, if any, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that Servicer would follow in servicing mortgage loans held for its own account.

                  "Index": With respect to each Adjustable Rate Mortgage Loan and each Interest Rate Adjustment Date, the index used to determine the Mortgage Interest Rate on such Adjustable Rate Mortgage Loan as specified in the related Mortgage Note, in each case as available the number of days prior to any Interest Rate Adjustment Date set forth in the related Mortgage Note, which index may be (i) the average of the London Interbank Offered Rates for one- or six-month U.S. dollar deposits, as published in the "Money Rates" table of The Wall Street Journal or elsewhere (as specified in the related Mortgage Note) on the date or dates specified in such Mortgage Note for the determination of such rate, (ii) the weekly average of the closing market bid yields on actively traded U.S. Treasury securities adjusted to a constant maturity of one year
(iii) the weekly average or the monthly average of weekly average auction rates on U.S. Treasury bills with a maturity of six months, as published by the Board of Governors of the Federal Reserve System in Federal Reserve System in Federal Reserve Statistical Release H.15. (519), (iv) the weekly average of the closing market bid yields on U.S. Treasury securities adjusted to a constant maturity of one (1) year, as published by the Board of Governors of the Federal Reserve System in Federal Reserve Statistical Release H.15. (519), (v) the weekly average of the closing market bid yields on U.S. Treasury securities adjusted to a constant maturity of five (5) years, as published by the Board of Governors of the Federal Reserve System in Federal Reserve Statistical Release H.15. (519),
(vi) the prime rate specified in the related Mortgage Note, as published in the "Money Rates" table of The Wall Street Journal, or elsewhere (as specified in such Mortgage Note), (vii) the monthly weighted average cost of funds of members of the Federal Home Loan Bank of San Francisco, (viii) such other standard for determining the change in the interest rate as may be set forth in the related Mortgage Note, or (ix) if such index is not so published or is otherwise unavailable, such comparable alternative index selected by Servicer in accordance with the terms of the Mortgage Notes and in consultation with Owner.

                  "Interest Rate Adjustment Date": With respect to each Adjustable Rate Mortgage Loan, the date on which the Mortgage Interest Rate is adjusted in accordance with the terms of the related Mortgage Note.

                  "Lifetime Rate Cap": With respect to each Adjustable Rate Mortgage Loan, the maximum Mortgage Interest Rate that may be borne thereby, as set forth in the related Mortgage Note.

                  "Limited Documentation Mortgage Loan": A Mortgage Loan that was originated pursuant to a "limited documentation" or "easy qualifier" underwriting program.

                  "Liquidation Proceeds": Amounts, other than Insurance Proceeds and Condemnation Proceeds, received by Servicer in connection with the liquidation of a defaulted Mortgage Loan through a trustee's sale, foreclosure sale or otherwise (including, but not limited to, amounts received with respect to a an Additional Collateral Pledge Agreement), other than amounts received following the acquisition of REO Property pursuant to Section 4.13.

                  "Loan Documents": With respect to any Mortgage Loan, the Mortgage Note, Mortgage, and/or any other documents executed by Mortgagor and delivered to Servicer evidencing or securing the Mortgage Loan.

                  "Loan-to-Value Ratio" or "LTV": With respect to any Mortgage Loan as of any date on which a determination thereof is made, the ratio on such date of the outstanding principal balance of such Mortgage Loan to the Appraisal Value of the related Mortgaged Property.

                  "MERS": Mortgage Electronic Registration Systems, Inc.

                  "Monthly Advance": The aggregate of the advances made by Servicer on any Remittance Date pursuant to Section 6.03.

                  "Monthly Payment": The scheduled monthly payment of interest and, when applicable, principal on a Mortgage Loan which is payable by a Mortgagor from time to time under the related Mortgage Note on every Due Date.

                  "Moody's": Moody's Investors Service, Inc. or its successor in interest.

                  "Mortgage": The mortgage, trust deed or other instrument securing the respective Mortgage Loan, as the same may be amended, modified, restated or supplemented from time to time.

                  "Mortgage File": As to any Mortgage Loan, the mortgage, any related mortgage documents and, if the Mortgaged Property is a Cooperative Apartment, all documents relating to the security interest in a Cooperative Apartment, including but not limited to all paper, computer generated and microfiche records, pertaining to a particular Mortgage Loan which are specified in Exhibit 1 hereto and any additional documents required to be added to the Mortgage File pursuant to the Program Documents.

                  "Mortgage Interest Rate": The annual rate at which interest accrues on any Mortgage Loan, net of any premium on any related Primary Mortgage Insurance Policy and any continuing compensation paid to correspondent lenders; provided that, with respect to any Adjustable Rate Mortgage Loan, the "Mortgage Interest Rate" shall mean the annual rate applicable thereto as the same may be adjusted on any Interest Rate Adjustment Date and subject to the limitations on such interest rate imposed by the Periodic Rate Cap and the Lifetime Rate Cap.

                  "Mortgage Loan": The "Mortgage Loans" (as defined in the Purchase Agreement) which are subject to Agreement from time to time.

                  "Mortgage Loan Payments": With respect to each Mortgage Loan
(i) all scheduled principal due after the related Cut-off Date, (ii) all other recoveries of principal collected after the related Cut-off Date and collected by Servicer after the related Cut-off Date, and (iii) all payments of interest on the Mortgage Loans at the Mortgage, Loan Remittance Rate minus that portion of any such payment that is allocable to the period prior to the related Cut-Off Date; provided, however, that payments of scheduled principal and interest prepaid for a due date beyond the related Cut-off Date shall not be applied to the principal balance as of the related Cut-off Date and the such principal and such prepaid amounts (minus interest at the Servicing Fee Rate) shall constitute a part of the Mortgage Loan Payments, which prepaid amounts Servicer shall deposit into the related Custodial Account established for the benefit of Owner for subsequent remittance by Servicer to Owner pursuant to the Amended and Restated Master Servicing Agreement.

                  "Mortgage Loan Remittance Rate": With respect to each Mortgage Loan, the related Mortgage Interest Rate minus the Servicing Fee Rate.

                  "Mortgage Note": The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

                  "Mortgaged Property": The underlying real property securing repayment of a Mortgage Note, consisting of a fee simple or leasehold interest in a single parcel of real proper improved by a residential dwelling or a single Cooperative Apartment including the stock certificates evidencing ownership in such Cooperative Apartment, the proprietary lease, and all attendant right, title and interest thereto.

                  "Mortgagor": The obligor on a Mortgage Note.

                  "MSA Mortgage Loan Schedule": Collectively, a schedule comprised of all Final Mortgage Loan Schedules, but excluding all Mortgage Loans assumed or transferred by Owner, or otherwise no longer subject to servicing under this Agreement.

                  "Officer's Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Senior Vice President, Vice President, or an Assistant Vice President of Servicer, and delivered to Owner as required by this Agreement.

                  "Opinion of Counsel": A written opinion of counsel, who may be counsel for Servicer, reasonably acceptable to Owner.

                  "Original Additional Collateral Requirement": With respect to any Additional Collateral Mortgage Loan, generally thirty percent (30%) of the original principal balance of such Mortgage Loan or such lesser percentage thereof as specified by Servicer in connection with the origination of such Additional Collateral Mortgage Loan.

                  "Owner": Owner of the Mortgage Loans.

                  "Payment Adjustment Date": With respect to each Adjustable Rate Mortgage Loan, the first date on which payments thereon may be adjusted and all subsequent such dates of adjustment, as set forth in the related Final Mortgage Loan Schedule and in the related Mortgage Note.

                  "Periodic Rate Cap": With respect to each Adjustable Rate Mortgage Loan as to which the related Final Mortgage Loan Schedule indicates the existence of a Periodic Rate Cap, the provision of the related Mortgage Note that provides for a maximum amount by which the Mortgage Interest Rate may increase (or, if so indicated on such Final Mortgage Loan Schedule, decease) on an Interest Rate Adjustment Date above the Mortgage Interest Rate immediately prior to such Interest Rate Adjustment Date.

                  "Permitted Investment": Any one or more of the following:

                  (i) direct obligations of, or obligations fully guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

                  (ii) repurchase obligations (the collateral for which is held by a third party) with respect to any security described in clause (i) above, provided that the long-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each of the Rating Agencies in one of its two highest rating categories;

                  (iii) certificates of deposit, time deposits, demand deposits and bankers' acceptances of any bank or trust company incorporated under the laws of the United States or any state thereof or the District of Columbia, provided that the short-term commercial paper of such bank or trust company at the date of acquisition thereof has been rated by each of the Rating Agencies in its highest rating;

                  (iv) money market funds rated by each of the Rating Agencies in its highest short-term debt rating category;

                  (v) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof or the District of Columbia which on the date of acquisition has been rated by each of the Rating Agencies in its highest short-term rating; and

                  (vi) any other obligation or security acceptable to each of the Rating Agencies (as certified by a letter from each of the Rating Agencies to Owner) in respect of mortgage pass through certificates rated in one of its two highest rating categories;

provided, that with the exception of U.S. Treasury Strips, no such instrument shall be a Permitted Investment if such instrument evidences either (a) the right to receive interest only payments with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument where the principal and interest payments with respect to such instruments provide a yield to maturity exceeding 120% of the yield to maturity at par of such underlying obligation.

                  "Person": Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Prepayment Interest Shortfall": With respect to any Remittance Date and any Mortgage Loan that was the subject of a Principal Prepayment during the related Principal Prepayment Period, an amount equal to one month's interest at the Mortgage Loan Remittance Rate on the amount of such Principal Prepayment, less the amount of interest (adjusted to the Mortgage Loan Remittance Rate) paid by the Mortgagor in respect of such Principal Prepayment.

                  "Primary Mortgage Insurance Policy": With respect to each Mortgage Loan, the policy of primary mortgage insurance, if any, in effect as indicated on the related Mortgage Loan Schedule, or any replacement policy therefor obtained by Servicer pursuant to the Amended and Restated Master Servicing Agreement.

                  "Principal Prepayment Period": As to any Remittance Date, the calendar month preceding the month of distribution.

                  "Rating Agency": Either of Standard & Poor's and Moody's.

                  "Record Date": The close of business of the last Business Day of the month preceding the month of the related Remittance Date.

                  "Refinanced Mortgage Loan": A Mortgage Loan that was made to a Mortgagor who owned the Mortgaged Property prior to the origination of such Mortgage Loan and the proceeds of which (net of any closing costs, including discount and origination fees and prepaid items) were used in whole or part to satisfy an existing mortgage.

                  "REMIC": A real estate mortgage investment conduit, as such term is defined by the Internal Revenue Code of 1986, as amended.

                  "Remittance Date": The 18th day of any month or, if such 18th day is not a Business Day, the first Business Day immediately following such 18th day.

                  "REO Disposition": The final sale by Servicer of any REO Property.

                  "REO Property": A Mortgaged Property acquired by Servicer on behalf of Owner as described in Section 4.13.

                  "Securitization Transfer": The sale or transfer of some or all of the Mortgage Loans to a trust or other entity as part of a publicly-issued or privately-placed, rated or unrated mortgage pass-through or other mortgage-backed securities transaction.

                  "Servicing Advances": All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, (ii) enforcement or judicial proceedings, including foreclosures, bankruptcies and defense of claims relating to the Mortgages and Mortgaged Property, (iii) the management and liquidation of the REO Property and (iv) compliance with the obligations under Section 4.08 and (v) paying taxes and insurance with respect to the Mortgaged Property.

                  "Servicing Fee": With respect to any Mortgage Loan and any Remittance Date, the fee payable monthly to Servicer pursuant to Section 7.03.

                  "Servicing Fee Rate": With respect to each Mortgage Loan, the rate per annum set forth in the related Final Mortgage Loan Schedule as the "Servicing Fee Rate".

                  "Servicing Officer": Any officer of Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by Servicer to Owner upon request, as such list may from time to time be amended.

                  "Standard & Poor's": Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc., or its successor in interest.

                  "Subservicer": Any person with which Servicer has entered into a Subservicing Agreement and which meets the qualifications of a Subservicer pursuant to Section 4.15.

                  "Subservicing Account": An account established by a Subservicer which meets the requirements set forth in Section 4.20 and is otherwise acceptable to Servicer, and which must be an Eligible Account.

                  "Subservicing Agreement": The written agreement between Servicer and a Subservicer relating to the servicing and administration of the Mortgage Loans as provided in Section 4.15.

                  "Surety Agreement": The Surety Bond Reimbursement Agreement dated March 17, 1999 between the Surety Bond Issuer and Servicer pursuant to which the Surety Bond Issuer has issued the Surety Bond, as the same may be amended, modified, restated or supplemented from time to time.

                  "Surety Bond": The limited purpose Surety Bond, dated March 17, 1999, issued by the Surety Bond Issuer in favor of the Sellers, as the same may be amended, modified, restated or supplemented from time to time.

                  "Surety Bond Issuer": AMBAC Assurance Corporation or its successors.

                  "Trading Account": With respect to any Additional Collateral Mortgage Loan as to which an Additional Collateral Pledge Agreement was made, the account in which is held the securities and other assets that are subject to such Additional Collateral Pledge Agreement.

                  "Transaction": The sale by Servicer to Owner, and the purchase by Owner from Servicer, of one or more Mortgage Loans on a Closing Date, as evidenced by the execution and delivery by Servicer to Morgan Stanley Mortgage Capital Inc. as the initial Owner, of the Warranty Bill of Sale.

                  "Warranty Bill of Sale": The warranty bill of sale executed and delivered by Servicer to Owner on a Closing Date, evidencing the sale of the related Mortgage Loans by Servicer to Owner and setting forth certain representations and warranties of Servicer with respect thereto, in the form attached to the Purchase Agreement as Exhibit 8.

                                   ARTICLE II

                               BOOKS AND RECORDS;
                           TRANSFER OF MORTGAGE LOANS

                  Section 2.01 Books and Records.

                  Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for the Mortgage Loans, which shall be appropriately identified in Servicer's books and records to clearly reflect the ownership of the Mortgage Loans by Owner, and subsequent assignments and transfers of the Mortgage Loans pursuant to Section 2.02 hereof. At the request of Owner, Servicer shall promptly deliver to Owner an MSA Mortgage Loan Schedule setting forth all Mortgage Loans that Servicer then services and administers for Owner under this Agreement; provided, however, that the information contained on such MSA Mortgage Loan Schedule may be as of the Closing Date for each respective Mortgage Loan and may consist of the Final Mortgage Loan Schedule(s) attached to the Warranty Bill(s) of Sale for such Mortgage Loans, with manual deletions or additions thereto or other revisions thereof.

                  Section 2.02 Transfer of Mortgage Loans.

                  Owner may, with the consent of Servicer (which shall not be unreasonably withheld), assign, sell or transfer (each, a "Transfer") any of Owner's interest in and to any of the Mortgage Loans to any institutional investor that has a net worth of not less than $50,000,000 and owns not less than $250,000,000 in residential mortgage loans (each, a "Permitted Transferee"), subject in each case to the rights of Servicer under the provisions of this Agreement, except that no such assignment, sale, transfer, pledge, hypothecation or encumbrance shall increase Servicer's liabilities or obligations or decrease Servicer's rights under this Agreement, and Owner shall remain fully liable for performance of all of its obligations as to the transferred Mortgage Loans. As a condition precedent to any Transfer (in addition to the other conditions set forth herein), the Permitted Transferee shall enter into a servicing agreement with Servicer in the form of this Servicing Agreement, but mutatis mutandis, and deliver such certificates and opinions as Servicer may reasonably require. Upon consummation of any Transfer, the MSA Mortgage Loan Schedule shall be amended by Servicer to reflect such transfer. Notwithstanding the foregoing, Owner shall not, unless Owner has obtained consent from the Servicer, which consent shall not be unreasonably withheld, effect Transfer of (i) less than one-hundred (100) Mortgage Loans,
(ii) Mortgage Loans with an aggregate unpaid principal balance less than $5,000,000 to any Person (iii) Mortgage Loans if the remaining Mortgage

Loans listed on the MSA Mortgage Loan Schedule after giving effect thereto would have an aggregate unpaid principal balance less than $5,000,000 or (iii) Mortgage Loans other that to a Permitted Transferee in a transaction that complies with the terms of this Agreement.

                                   ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF SERVICER

                  Section 3.01 Representations and Warranties of Servicer.

                  Servicer represents, warrants and covenants to Owner, as of the date of this Agreement and as of each Closing Date or as of such other date specified below, that:

                  (i) Servicer (a) is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Delaware,
         (b) has all licenses necessary to carry on its business as now being conducted, (c) has all material licenses and is qualified and in good standing under the laws of each state where a Mortgaged Property is located unless not required under applicable law to effect such qualification (with no demand for such qualification having been made upon Servicer by any such state), and (d) is in compliance with the laws of any such state to the extent necessary to permit the enforcement of Owner's rights (either directly or through a Subservicer) under each Mortgage Loan and to permit the servicing of the Mortgage Loans in accordance with the terms of this Agreement.

                  (ii) Servicer has the full power and authority to hold each Mortgage Loan, to service each Mortgage Loan, to execute and deliver this Agreement, and to enter into and consummate all transactions contemplated by this Agreement. Servicer has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by Owner and the enforceability against Owner, constitutes a legal, valid and binding obligation of Servicer, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, liquidation, moratorium reorganization or other similar laws affecting the rights of creditors generally or by general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

                  (iii) The consummation of the transactions contemplated by this Agreement is in the ordinary course of Servicer's business and will not conflict with or result in a breach of any of the terms, conditions or provisions of Servicer's certificate of incorporation or by-laws or any legal restriction or any agreement or instrument to which Servicer is now party or by which it is bound, or constitute a material default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which Servicer or its property is subject.

                  (iv) Servicer is an approved seller/servicer for Fannie Mae or Freddie Mac in good standing and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Section 203 of the National Housing Act. No event has occurred that would render Servicer unable to comply with Fannie Mae or Freddie Mac eligibility requirements or that would require notification to either Fannie Mae or Freddie Mac.

                  (v) Servicer has no reason or cause to believe that it cannot perform each covenant contained in this Agreement.

                  (vi) There is no action, suit, proceeding or investigation pending or, to Servicer's knowledge, threatened, against Servicer that, in Servicer's judgment, if determined adversely to Servicer, would materially and adversely affect the validity or enforceability of this Agreement or the ability of Servicer to perform its obligations hereunder in accordance with the terms hereof.

                  (vii) No consent, approval, authorization or order of any court or governmental authority is required for the execution and delivery of this Agreement by Servicer or for the performance by Servicer of its obligations hereunder, other than such consent, approval, authorization or order as has been obtained prior to the Closing Date.

                  (viii) Seller has, in its capacity as servicer for each Mortgage Loan, caused to be fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

                  Servicer shall indemnify Owner and hold it harmless against any losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of Servicer's representations and warranties contained in this Section 3.01. It is understood and agreed that the obligations of Servicer set forth in this Section
3.01 to indemnify Owner as provided above constitute the sole remedies of Owner respecting a breach of the foregoing representations and warranties.

                                   ARTICLE IV

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

                  Section 4.01 Servicer to Act as Servicer.

                  Servicer, as independent contact servicer, shall service and administer the Mortgage Loans in accordance with this Agreement and the normal and usual standards of practice of prudent mortgage lenders, and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration that Servicer may deem necessary or desirable and consistent with the terms of this Agreement.

                  Consistent with the terms of this Agreement, Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if, in Servicer's reasonable and prudent determination, such waiver, modification, postponement or indulgence is not materially adverse to Owner; provided, however, that Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of any principal or interest payments, make future advances or extend the final maturity date on such Mortgage Loan. Without limiting the generality of the foregoing, Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and Owner, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Property. Owner has provided and shall, as necessary, promptly furnish Servicer with such powers of attorney (a form of which is attached hereto as Exhibit A) as are necessary and appropriate and with such other documents as are necessary or appropriate to enable Servicer to carry out its servicing and administrative duties under this Agreement.

                  In servicing and administering the Mortgage Loans, Servicer shall employ procedures including collection procedures and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account giving due consideration to accepted mortgage servicing practices of prudent lending institutions and Owner's reliance on Servicer.

                  Section 4.02 Collection of Mortgage Loan Payments.

                  Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, Servicer shall proceed diligently to collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Mortgage Insurance Policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Further, Servicer will take special care in ascertaining and estimating annual ground rents, taxes, assessments, water rates, property insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

                  Section 4.03 Realization Upon Defaulted Mortgage Loans.

                  Servicer shall use reasonable efforts, consistent with the procedures that Servicer would use in servicing loans for its own account, to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties which secure Mortgaged Loans which come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 4.01. In addition, if an Additional Collateral Mortgage Loan becomes a defaulted Mortgage Loan, Servicer shall make all reasonable efforts to realize upon the Additional Collateral pertaining to such Mortgage Loan, and any proceeds from the realization thereof (and not such Additional Collateral itself) shall be included in the related Liquidation Proceeds and deposited in the Custodial Account, net of any related Servicing Advances. Servicer shall use reasonable efforts to realize upon defaulted Mortgage Loans in such a manner as will maximize the receipt of principal and interest by Owner, taking into account, among other things, the timing of foreclosure proceedings and any proceedings with respect to Additional Collateral. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, Servicer shall not be required to expend its own funds toward the restoration of such property in excess of an aggregate of $2,000 during the life of the Mortgaged Loan, unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to Owner after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in
Section 4.05.

                  In the event that any payment due under any Mortgage Loan remains delinquent for a period of 90 days or more and, in the judgment of Servicer, the related Mortgagor is not likely to become current within a reasonable period of time, Servicer shall commence foreclosure or other proceedings to realize upon the Mortgaged Property securing such Mortgage Loan.

                  Section 4.04 Establishment of Custodial Accounts; Deposits in Custodial Accounts.

                  Servicer shall establish and maintain at all times appropriate custodial accounts for principal and interest, and taxes and insurance with respect to the Mortgage Loans, Servicer will establish and maintain a Custodial Account for Morgan Stanley Mortgage Capital Inc., as Owner.

                  Servicer shall deposit in the Custodial Account on a daily basis, and retain therein the following payments and collections received or made by it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off
Date:

                  (i) All payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

                  (ii) All payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

                  (iii) All Liquidation Proceeds;

                  (iv) All Insurance Proceeds including amounts required to be deposited pursuant to Sections 4.08, 4.10 and 4.11, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Servicer's normal servicing procedures, the related loan documents or applicable law;

                  (v) All Condemnation Proceeds affecting any Mortgaged Property that are not released to the Mortgagor in accordance with Servicer's normal servicing procedures, the loan documents or applicable law;

                  (vi) Any Monthly Advances;

                  (vii) All proceeds of any Mortgage Loan repurchased in accordance with Section 5(c) or (d) of the Purchase Agreement, and all amounts required to be deposited by Servicer in connection with shortfalls in principal amount of Qualified Substitute Mortgage Loans pursuant to Section 5(c) of the Purchase Agreement;

                  (viii) Any amounts required to be deposited by Servicer pursuant to Section 4.11 in connection with the deductible amount of any blanket property insurance policy;

                  (ix) Any amounts required to be deposited by Servicer pursuant to Section 6.04 for the month of distribution;

                  (x) Any amounts in respect of Permitted Investments required to be deposited pursuant to Section 4.20;

                  (xi) Any amounts required to be deposited by Servicer in connection with any REO Property pursuant to Section 4.13; and

                  (xii) Any amounts required to be deposited into the Custodial Account pursuant to Section 7.01.

                  The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 7.01, need not be deposited by Servicer in the Custodial Account. Any interest paid on funds deposited into the Custodial Account by the depository institution shall accrue to the benefit of Servicer and Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 4.05(iv). In addition, funds in the Custodial Account may be invested in Permitted Investments in accordance with the provisions set forth in Section 4.20.

                  Section 4.05 Permitted Withdrawals From the Custodial Account.

                  Servicer may, from time to time, withdraw from the Custodial Account for the following purposes:

                  (i) To make payments to Owner in the amounts and in the manner provided for in Section 6.01;

                  (ii) To reimburse itself for unreimbursed Monthly Advances from the related Monthly Payments collected form the Mortgagors or, to the extent an unreimbursed Monthly Advance is determined by the Servicer to be unrecoverable, from the Custodial Account;

                  (iii) To reimburse itself for unreimbursed Servicing Advances and for unreimbursed Servicing Fees, provided that with respect to any Mortgage Loan Servicer's right to such reimbursement shall be limited, subject to Section 4.13, to the related funds collected by Servicer from the Mortgagor or any Person including, but not limited to, Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds, and with respect to REO Property, funds received as rental or similar income. Servicer's right to the reimbursement set forth in the preceding sentence shall be prior to the rights of Owner to such proceeds and amounts, except that where Servicer is required to repurchase a Mortgage Loan pursuant to
         Section 5(c) or (d) of the Purchase Agreement, Servicer's right to such reimbursement shall be subsequent to the rights of Owner to receive payment from the Custodial Account representing the repurchase price set forth in Section 5(c) or (d) of the Purchase Agreement, as applicable, and representing all other amounts required to be paid to Owner with respect to such repurchased Mortgage Loan;

                  (iv) To pay itself as servicing compensation any interest earned on funds in the Custodial Account;

                  (v) To pay itself with respect to each Mortgage Loan that has been repurchased pursuant to Section 5(c) or (d) of the Purchase Agreement all related Monthly Payments and such other amounts as may be collected by Servicer from the Mortgagor or otherwise relating to such Mortgage Loan, provided that such Monthly Payments or other amounts have not been distributed as of the date on which the related repurchase price is determined;

                  (vi) To refund to Servicer any amount deposited in the Custodial Account and not required to be deposited therein; and

                  (vii) To clear and terminate the Custodial Account upon the termination of this Agreement.

                  Section 4.06 Establishment of Escrow Accounts; Deposits in Escrow Accounts.

                  Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets. Servicer will establish and maintain an Escrow Account for Morgan Stanley Mortgage Capital Inc., as Owner. Each Escrow Account shall be an Eligible Account.

                  Servicer shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein, (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and (ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property. Servicer shall make withdrawals therefrom only to effect such payments as are required under this Agreement, and for such other purposes as set forth or in accordance with Section 4.07. Servicer shall be entitled to retain any interest paid on funds deposited into the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to a Mortgagor.

                  Section 4.07 Permitted Withdrawals From Escrow Account.

                  Withdrawals from the Escrow Account may be made by Servicer
(i) to effect timely payments of ground rents, taxes, assessments, water rates, property insurance premiums, Primary Mortgage Insurance Policy premiums, if applicable, and comparable items, (ii) to reimburse Servicer for any Servicing Advance made by Servicer with respect to an Escrow Payment, but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder, and only to the extent permitted by applicable law, (iii) to refund to the Mortgagor any funds as may be determined to be overages, (iv) for transfer to the Custodial Account in accordance with the terms of this Agreement, (v) for application to restoration or repair of the Mortgaged Property, (vi) to pay to Servicer, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited into the Escrow Account, (vii) to refund to Servicer any amount deposited in the Escrow Account and not required to be deposited therein or
(viii) to clear and terminate the Escrow Account on the termination of this Agreement. As part of its servicing duties, Servicer shall pay to the Mortgagors interest on funds in the Escrow Account, to the extent required by law, and to the extent that interest earned on funds in the Escrow Account is insufficient, shall pay such interest from its own funds, without any reimbursement therefor.

                  Section 4.08 Payment of Taxes, Insurance and Other Charges; Maintenance of Primary Insurance Policies; Collections Thereunder.

                  With respect to each Mortgage Loan to the extent reasonably feasible based on information received from the Mortgagors, Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property, and Servicer shall effect payment thereof to ensure the lien of the Mortgage remains in full force and effect by applying deposits of the Mortgagor in the Escrow Account, where such an account is maintained in connection with a Mortgage Loan, to the extent permitted under the terms of the Mortgage and applicable law. In the event Servicer does not enforce, or is prohibited by law from enforcing, the escrow requirements under a Mortgage and does not require a Mortgagor to make deposits into the Escrow Account, Servicer shall ensure that all ground rents, taxes, assessments, water rates, and any other charges which are or may become a lien upon the Mortgaged Property are paid and the lien of the Mortgage remains in full force and effect, and shall advance its own funds, if necessary, to effect payment of the same.

                  With respect to each Mortgage Loan Servicer shall maintain or cause to be maintained accurate records reflecting the status of property insurance policy premiums, and shall effect payment thereof by applying deposits of the Mortgagor in the Escrow Account, where such an account is maintained in connection with a Mortgage Loan, to the extent permitted under the terms of the Mortgage and applicable law. In the event Servicer does not enforce, or is prohibited by law from enforcing the escrow requirements under a Mortgage and does not require a Mortgagor to make deposits into the Escrow Account, Servicer shall ensure that at all times each Mortgaged Property affected thereby is insured by property insurance to the extent required under Section 4.10 of this Agreement, and shall advance its own funds to effect payment of the same, if necessary.

                  Servicer shall maintain in full force and effect a Primary Mortgage Insurance Policy with respect to each Mortgage Loan as to which a Primary Mortgage Insurance Policy was in effect on the related Closing Date, which Primary Mortgage Insurance Policy shall be the same as, or conform in all material respects to, such Primary Mortgage Insurance Policy in effect on the related Closing Date and shall be issued by an insurer whose claims-paying ability is satisfactory to Fannie Mae and Freddie Mac and that is licensed to do business in the state in which the related Mortgaged Property is located. Such coverage shall be maintained until the

Loan-to-Value Ratio of the related Mortgage Loan is reduced to 80% or less. Servicer will not cancel or refuse to renew any Primary Mortgage Insurance Policy in effect on the Closing Date that is required to be kept in force under this Agreement unless a replacement Primary Mortgage Insurance Policy for such canceled or nonrenewed policy is obtained from and maintained with an insurer that satisfies the standards set forth above. Servicer shall not take any action that would result in non-coverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of Servicer, would have been covered thereunder. In connection with any assumption or substitution of liability agreement entered into or to be entered into pursuant to Section 7.01, Servicer shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions that may be required by such insurer as a condition to the continuation of coverage under the Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability Servicer shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

                  In connection with its activities as servicer, Servicer agrees to prepare and present, on behalf of itself, and Owner, claims to the insurer under any Primary Mortgage Insurance Policy in a timely fashion in accordance with the terms of such policies and, in this regard, take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 4.04, any amounts collected by Servicer under any Primary Mortgage Insurance Policy shall be deposited into the Custodial Account, subject to withdrawal pursuant to Section 4.05.

                  Section 4.09 Transfer of Accounts.

                  Servicer may transfer the Custodial Account or the Escrow Account to a different depository institution from time to time. Servicer shall promptly notify Owner upon making any such transfer. In any case, the Custodial Account and Escrow Account shall be Eligible Accounts.

                  Section 4.10 Maintenance of Property Insurance.

                  Servicer shall cause to be maintained for each Mortgage Loan property insurance with extended coverage as is customary in the area where the Mortgaged Property is located in compliance with Servicer's policies as from time to time in effect; provided, however, that coverage under such property insurance policy shall in no event exceed the maximum amount, if any, as set forth in any document in the Mortgage File or by applicable law. With respect to each Mortgage Loan, Servicer shall maintain or cause to be maintained such policy of flood insurance as is required to be maintained pursuant to the Flood Disaster Protection Act of 1973 as amended, to the extent available. Servicer shall also maintain on any REO Property, (a) property insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements (exclusive of excavations, footings, foundations, landscaping and paving) which are a part of such property and (ii) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property plus accrued interest at the Mortgage Interest Rate and related Servicing Advances, (b) liability insurance and (c) to the extent required and available under the Flood Disaster Protection Act of

1973, as amended, flood insurance in an amount as provided above. Pursuant to
Section 4.04, any amounts collected by Servicer under any such policies other than amounts to be deposited into the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with Servicer's normal servicing procedures, shall be deposited into the Custodial Account, subject to withdrawal pursuant to
Section 4.05. Any cost incurred by Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to the Owner, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance need be required by Servicer of the Mortgagor or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to Servicer, and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount of, or material change in, coverage to Servicer.

                  Section 4.11 Maintenance of Mortgage Impairment Insurance Policy.

                  If Servicer shall obtain and maintain a blanket insurance policy insuring against hazard losses on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 4.10 and otherwise complies with all other requirements of
Section 4.10 it shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.10, it being understood and agreed that such policy may contain a deductible clause, in which case Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Section 4.10, and there shall have been one or more losses which would have been covered by such policy but for the existence of such deductible clause, pay the amount not otherwise payable under the blanket policy. In connection with its activities as servicer of the Mortgage Loans, Servicer agrees to prepare and present, on behalf of Owner, claims under such blanket policy in a timely fashion in accordance with the terms of such policy. Upon request of Owner, Servicer shall cause to be delivered to Owner a certified true copy of such policy and use reasonable efforts to obtain a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty (30) days prior written notice to Owner.

                  Section 4.12 Errors and Omissions Insurance.

                  Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies that would meet the requirements of Fannie Mae or Freddie Mac on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loan to handle funds, money, documents and papers relating to the Mortgage Loan. The errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure Servicer against losses, including forgery, theft, embezzlement and omissions and negligent acts of such shall also protect and insure Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.12 requiring the errors and omissions insurance shall diminish or relieve Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Sellers' and Servicers' Guide or by Freddie Mac in the Freddie Mac Sellers' and Servicer's Guide. Upon request of any Owner, Servicer shall cause to be delivered to Owner evidence of such bond and insurance policy.

                  Section 4.13 Title, Management and Disposition of REO
Property.

                  If title to a Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of Owner.

                  Servicer shall either itself or through an agent selected by Servicer, manage, conserve, protect and operate each REO Property (and may temporarily rent the same) in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. Servicer shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least annually thereafter. Servicer shall use reasonable efforts to dispose of the REO Property in a commercially reasonable manner as soon as possible. If Owner has notified Servicer in writing that an REO Property is held as part of a REMIC, Servicer will make reasonable efforts to sell such REO Property within the time necessary to preserve such REMIC status as advised by Owner in the notice thereof.

                  Servicer shall deposit or cause to be deposited, on a daily basis in the Custodial Account all revenues received with respect to each REO Property and shall be permitted to withdraw therefrom, to the extent that funds are received as rental or other similar income from such REO Property, funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any property insurance pursuant to
Section 4.10 hereof and the fees of any managing agent acting on behalf of Servicer.

                  Servicer shall notify Owner of its receipt of a bona fide offer from any REO Property. Each REO Disposition shall be carried out by Servicer at such price and upon such terms and conditions as Owner shall approve. If the proceeds from the REO Disposition are insufficient to reimburse Servicer for any related unreimbursed Servicing Advances and Monthly Advances, Servicer shall be entitled to withdraw any such deficiency from amounts on deposit in the Custodial Account.

                  Section 4.14 Adjustments to Mortgage Interest Rates.

                  The Servicer shall make interest rate adjustments and payment amount adjustments for each Adjustable Rate Mortgage Loan in accordance with the terms of the related Mortgage Note and will deliver to the related Mortgagor written notice of such adjustments in accordance with the terms of such Mortgage Note and the requirements of applicable law.

                  Section 4.15 Subservicing Agreements Between Servicer and Subservicers.

                  (a) Servicer may enter into Subservicing Agreements with Subservicers for the servicing and administration of the Mortgage Loans. The terms of any Subservicing Agreement shall not be inconsistent with any of the provisions of this Agreement. Each Subservicer shall be (i) authorized to transact business in the state or states in which the Mortgaged Properties related to the Mortgage Loans such Subservicer is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement, and (ii) a Freddie Mac - or Fannie Mae -approved mortgage servicer. Each Subservicing Agreement must impose on the Subservicer requirements conforming to the provisions set forth in Section 4.20 and provide for servicing of the Mortgage Loans consistent with the terms of this Agreement.

                  (b) As part of its servicing activities hereunder, Servicer, for the benefit of Owner, shall enforce the obligations of each Subservicer under the related Subservicing Agreement, including, without limitation, any obligation to make advances in respect of delinquent payments as required by a Subservicing Agreement. Such enforcement, including without limitation, the legal prosecution of claims, termination of Subservicing Agreements, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. Servicer shall pay the costs of such enforcement, to the extent, if any, that such recovery (i) exceeds all amounts due in respect of the related Mortgage Loans, or (ii) is from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

                  Section 4.16 Successor Subservicers.

                  Servicer shall be entitled to terminate any Subservicing Agreement and the rights and obligations of any Subservicer pursuant to any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement. In the event of termination of any Subservicer, Servicer either shall directly service the related Mortgage Loans or shall enter into a Subservicing Agreement with a successor Subservicer which qualifies under
Section 4.15.

                  Section 4.17 Liability of Servicer.

                  Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, Servicer shall remain obligated and primarily liable to Owner for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 4.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if Servicer alone were servicing and administering the Mortgage Loans. Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of Servicer by such Subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

                  Section 4.18 Assumption or Termination of Subservicing Agreements.

                  In the event that Servicer or its successors shall for any reason cease to be the Servicer of the Mortgage Loans under this Agreement, Owner or its designee may, if Servicer does not terminate any Subservicing Agreement in accordance with its terms, thereupon assume all of the rights and obligations of Servicer under such Subservicing Agreement. Upon such assumption, Owner or its designee shall be deemed to have assumed all of Servicer's interest therein and to have replaced Servicer as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreements, and Servicer shall continue to be entitled to any rights or benefits, in each case, which arose prior to its termination as servicer.

                  Servicer at its expense shall, upon the request of Owner, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use reasonable efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

                  Section 4.19 Servicing Accounts.

                  In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Subservicer shall be required to establish and maintain a Subservicing Account which shall be an Eligible Account. All amounts held in a Subservicing Account shall be held in trust for the benefit of Servicer. The Subservicer shall be required to deposit into the Subservicing Account not later than the first Business Day after receipt all proceeds of Mortgage Loans received by the Subservicer, less its subservicing compensation to the extent permitted by the Subservicing Agreement, and to remit such proceeds to Servicer for deposit in the Custodial Account not later than the tenth day of each month, or if such tenth day is not a Business Day, the immediately succeeding Business Day. For purposes of this Agreement, Servicer shall be deemed to have received payments on the Mortgage Loans when the Subservicer has received such payments pursuant to the Subservicing Agreement.

                  Section 4.20 Permitted Investments.

                  Servicer may invest the funds in the Custodial Account in Permitted Investments, each of which shall mature not later than the Business Day immediately preceding the Remittance Date next following the date of such investment (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Remittance Date) and shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be registered in the name of Servicer or its nominee. All income and gain realized from any such investment as well as any interest earned on deposit in the Custodial Account shall be for the benefit of Servicer, and shall be withdrawn by Servicer on the related Remittance Date. Servicer shall deposit in the Custodial Account (with respect to investments made hereunder of funds held therein) an amount equal to the amount of any loss incurred in respect of any such investment immediately upon realization of such loss without right of reimbursement.

                                   ARTICLE V

                ADMINISTRATION AND SERVICING OF TRADING ACCOUNTS

                  Section 5.01 Servicer to Service Trading Accounts.

                  (a) Servicer represents and warrants that it will service and administer the Trading Accounts, in accordance with the terms of (i) the procedures it employs to administer Trading Accounts for its own benefit (as the same may be amended from time to time) and (ii) the related Additional Collateral Pledge Agreements.

                  (b) Servicer shall be released from its obligations to administer the Trading Accounts as applicable upon termination of the related Additional Collateral Pledge Agreement.

                  (c) Servicer may, without consent of Owner, amend or modify an Additional Collateral Pledge Agreement in any non-material respect to reflect administrative or account changes.

                  (d) Notwithstanding anything to the contrary in this Agreement (including without limitation the termination of the Servicing rights and/or obligations of Servicer under Article XI of this Agreement), Servicer shall service and administer, in accordance with the terms of this Agreement and each Additional Collateral Pledge Agreement; it being understood and agreed that only Servicer shall service and administer the related securities accounts, lines of credit, mortgages, and guarantors with respect to Additional Collateral Pledge Agreements.

                  (e) When the Collateral Base is less than the Loan Amount, Servicer shall cause cash received upon exercise of foreclosure rights under the Additional Collateral Pledge Agreement, if it has not been previously applied to reduce the principal balance of the Mortgage Loan, to be deposited into the Custodial Account.

                  Section 5.02 Agreements with Respect to the Surety Bond.

                  (a) Servicer represents and warrants to Owner that the Additional Collateral Mortgage Loans are insured under the terms and provisions of the Surety Bond, subject to the limitations set forth therein.

                  (b) Owner will cooperate with Servicer to transfer to Owner the coverage of the Surety Bond in respect of Additional Collateral Mortgage Loans.

                  (c) Owner and Servicer agree that the Surety Bond Issuer is a third party beneficiary in respect of Servicer's obligations under this Article V.

                  (d) With respect to the sale or potential sale of the Additional Collateral Mortgage Loans, Owner shall not use, circulate, quote or otherwise refer to the Surety Bond Issuer or the Surety Bond for any purpose, including but not limited to, the registration, purchase and sale of securities, nor file the Surety Bond with, or refer to it or to the Surety Bond Issuer, as part of any registration statement or offering document, without the express prior written consent of the Surety Bond Issuer as to both form and substance of such disclosure.

ARTICLE VI

                                PAYMENTS TO OWNER

                  Section 6.01 Distributions.

                  On each Remittance Date, and subject to Section 6.03(c), Servicer shall distribute to Owner (i) all amounts due on the Due Date immediately preceding the related Remittance Date with respect to Scheduled/Scheduled Mortgage Loans (which shall include all scheduled interest and principal), net of charges against or withdrawals from the Custodial Account pursuant to clauses (ii) through (vi) of Section 4.05, plus any Principal Prepayments received during the related Principal Prepayment Period, minus (iii) any amounts attributable to Monthly Payments collected as to Mortgage Loans serviced on a Scheduled/Scheduled basis but due on a Due Date or Due Dates subsequent to the current Remittance Date.

                  Subject to Section 6.03(c), all distributions made to Owner on each Remittance Date will be made to Owner of record on the preceding Record Date, and shall be based on the Mortgage Loans owned and held by Owner, and shall be made by wire transfer of immediately available funds to the account of Owner at a bank or other entity having appropriate facilities therefor, or if Owner shall have so notified Servicer, by check mailed to the address of Owner as provided for in Section 12.06.

                  With respect to any remittance received by Owner on or after the second Business Day following the Business Day on which such payment was due, Servicer shall pay to Owner interest on any such late payment at in annual rate equal to the rate of interest as is publicly announced from time to time at its principal office by Chase Manhattan Bank, N.A., New York New York, as its "prime" lending rate, adjusted as of the date of each change, plus one (1) percentage point, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by Servicer to Owner on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with such late payment. The payment by Servicer of any such interest shall not be deemed an extension of time for Payment or a waiver of any Event of Default by Servicer.

                  Section 6.02 Statements to Owner.

                  Not later than the tenth (10th) day of each month, Servicer will furnish to Owner a monthly remittance advice in an electronic format (i.e. Microsoft Excel) substantially similar to Exhibit C, which monthly remittance advice will be generated as of the expiration of the preceding month.

                  Servicer shall provide Owner with such information concerning the Mortgage Loans as is necessary for Owner to prepare its federal income tax return as Owner may reasonably request from time to time.

                  Section 6.03 Monthly Advances by Servicer.

                  (a) With respect to each Mortgage Loan subject to Section 6.03(c), on each Remittance Date Servicer shall, pursuant to Section 6.01, remit to Owner as to Scheduled/Scheduled Mortgage Loans, the total of all scheduled Monthly Payments due on the preceding Due Date whether or not such Monthly Payments were collected from the Mortgagor. Any amounts which are due but uncollected shall be funded by using excess cash collections from the Custodial Account.

                  (b) If the collections on deposit in the Custodial Account on the Remittance Date are less than the amount of the required monthly remittance, Servicer shall, subject to subsection (c) below, make a Monthly Advance by depositing to the Custodial Account enough of its own funds to make the total on deposit equal the full amount of the remittance due Owner. Servicer may reimburse itself for its advances from Mortgagor collections that are subsequently deposited into the Custodial Account to the extent provided in
Section 4.05.

                  (c) If Servicer determines, in its reasonable judgment, that any uncollected payment due from a Mortgagor that is due to be paid to Owner pursuant to Section 6.01 would not be recoverable from Liquidation Proceeds or other payments or recoveries (including Insurance Proceeds or Condemnation Proceeds) on the related Mortgage Loan, then Servicer will ensure that the amount considered to be nonrecoverable will not be funded from excess collections or advanced by Servicer, and will therefore not be remitted to Owner until the earlier to occur of (a) the repurchase of the Mortgage Loan by Servicer, if applicable, or (b) the acquisition or disposition of title to the related Mortgaged Property through foreclosure or otherwise, and then shall only be paid to the extent of such recovery.

                  (d) With respect to any Mortgage Loans determined to be unrecoverable and whose Monthly Payments are omitted from the scheduled monthly remittance, Servicer shall deliver an Officer's Certificate to Owner setting forth the basis of such determination.

                  Section 6.04 Compensating Interest.

                  Not later than the close of business on the Business Day preceding each Remittance Date, Servicer shall from its own funds deposit in the Custodial Account an amount equal to the lesser of (i) the aggregate of the Prepayment Interest Shortfalls, if any, that exist in respect of the related Principal Prepayment Period and (ii) the aggregate of the Servicing Fees for the most recently ended calendar month.

                  If for any reason Servicer fails to process any Principal Prepayment on a timely basis in accordance with Section 4.04(i), Servicer shall from its own funds deposit in the Custodial Account, interest at the Mortgage Interest Rate on the Principal Prepayment for the period the deposit into the Custodial Account was delayed.

                                  ARTICLE VII

                           GENERAL SERVICING PROCEDURE

                  Section 7.01 Assumption Agreements.

                  If Servicer acquires actual knowledge that a Mortgagor has transferred or proposes to transfer the related Mortgaged Property, Servicer shall enforce any related "due-on-sale" clause consistent with its practices for mortgage loans it services for its own account. If Servicer elects not to enforce such due-on-sale clause, Servicer may enter into an assumption agreement with the party to whom such Mortgaged Property is to be or has been conveyed. If any assumption fee is collected by Servicer for entering into an assumption agreement, Servicer shall be entitled to retain a portion of such fee up to an amount equal to 1% of the outstanding principal balance of the related Mortgage Loan as additional servicing compensation, and shall deposit into the Custodial Account any portion thereof that exceeds 1% of such outstanding principal balance.

                  Section 7.02 Satisfaction of Mortgages and Release of Mortgage Files.

                  Upon the payment in full of any Mortgage Loan, Servicer shall execute any document necessary to satisfy the Mortgage Loan and request delivery to it of the portion of the Mortgage File held by Owner or the Custodian. Upon receipt of such request, the related mortgage documents shall be released to Servicer within seventy-two (72) hours and Servicer shall prepare and process any satisfaction or release. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or Owner.

                  To the extent that Owner acts as its own custodian, from time to time and as appropriate for the servicing or foreclosure of the Mortgage Loan, including for this purpose collection under any Primary Mortgage Insurance Policy, Owner shall, upon request of Servicer and delivery to Owner of a servicing receipt signed by a Servicing Officer, release the requested portion of the Mortgage File held by Owner to Servicer. The Owner shall promptly deliver the request to return the related Mortgage documents to the Custodian. Servicer shall return the Mortgage documents to Owner when the need therefor by Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited into the Custodial Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by Owner to Servicer.

                  Section 7.03 Servicing Compensation.

                  In addition to any other fees to which Servicer is entitled hereunder, as compensation for its services hereunder, Servicer shall be entitled to a Servicing Fee payable with respect to each Mortgage Loan. As to each Mortgage Loan, the Servicing Fee shall (i) be payable monthly from payment of interest on such Mortgage Loan prior to the deposit of such payments into the Custodial Account, (ii) accrue at the applicable Servicing Fee Rate, and (iii) be computed on the basis of the same principal amount and for the same period respecting which such interest payment was computed. Servicer shall be entitled to recover accrued but unpaid Servicing Fees in respect of any Mortgage Loan to the extent permitted by Section 4.05. Servicer's right to the Servicing Fee shall not be transferred in whole or in part except in connection with the transfer of all Servicer's obligations under this Agreement. Servicing compensation in addition to the Servicing Fee, in the form of assumption fees as provided in Section 7.01, interest paid on funds deposited in the Escrow Account to the extent permitted by Section 4.06, default interest in excess of the Mortgage Interest Rate and late payment charges, in each case to the extent collected, shall be retained by Servicer and shall not be required to be deposited into the Custodial Account. Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

                  Section 7.04 Annual Statement as to Compliance.

                  Servicer will deliver to Owner on or before March 15 of each year, beginning with March 15 of the calendar year after the year in which the first Closing Date occurs, an Officer's Certificate stating that (i) a review of the activities of Servicer during the preceding calendar year and of performance under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, Servicer has fulfilled all of its material obligations under this Agreement throughout such year in all material respects, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

                  Section 7.05 Annual Independent Certified Public Accountants' Servicing Report.

                  On or before March 15 of each year, beginning with March 15 of the calendar year after the year in which the first Closing Date occurs, Servicer at its expense shall cause a firm of independent certified public accountants (which may also render other services to Servicer) to furnish a report to Owner to the effect that certain Mortgage Loans serviced by Servicer were included in the total population of Mortgage Loans subject lo selection for testing in such firm's examination of certain documents and records, that such examination was conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers and that such examination disclosed no items of material noncompliance with the provisions of the Uniform Single Attestation Program for Mortgage Bankers, except for such items of noncompliance as shall be set forth in such report.

                  Section 7.06 Owner's Right to Examine Servicer Records.

                  Owner shall have the right to examine and audit upon reasonable prior written notice, during business hours or at such other times as might be reasonable under applicable circumstances, any and all of the books, records, documentation or other information of Servicer, or held by another for Servicer or on its behalf or otherwise, which may be relevant to the performance or observance by Servicer of the terms, covenants or conditions of this Agreement.

                  Servicer shall provide to Owner and any supervisory agents or examiners which may relate to Owner access to any documentation regarding the Mortgage Loans which may be required by all applicable regulations. Such access shall be afforded without charge, upon reasonable request, during normal business hours and at the offices of Servicer.

                  Neither Owner nor Servicer shall, nor will they permit any of their respective affiliates, employees, agents or representatives to, divulge or disclose, directly or indirectly, any information concerning the Mortgage Loans in violation of any law. Neither party shall, nor shall they permit any of their respective affiliates, employees, agents or representatives to, divulge or disclose, directly or indirectly, any information concerning the business practices of the other party to this Agreement. This paragraph does not apply to information which is not confidential or which has been published or otherwise made available to the general public prior to the date of this Agreement, or information required to be released under law or by or to any regulatory, administrative or judicial body or agency or the furnishing by either party of information to their respective affiliates, auditors, or attorneys.

                  Section 7.07 Annual Certification.

                  With respect to any Mortgage Loans sold in a Securitization Transfer where Servicer is the servicer, Servicer agrees that on or before March 10th of each year beginning March 10, 2005, Servicer shall deliver to the depositor, the master servicer (if any) and the trustee for the securitization trust in the Securitization Transfer, and their officers, directors and affiliates, a certification in the form attached as Exhibit B hereto, executed by the senior officer in charge of servicing at Servicer for use in connection with any Form 10-K to be filed with the Securities and Exchange Commission with respect to the securitization trust. Servicer shall indemnify and hold harmless the depositor, the master servicer (if any) and the trustee, and their respective officers, directors and affiliates, from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments and other costs and expenses arising out of or based upon any breach of the Servicer's obligations under this paragraph or any material misstatement or omission, negligence, bad faith or willful misconduct of Servicer in connection therewith. If the indemnification provided for in the preceding sentence is unavailable or insufficient to hold harmless any indemnified party, then Servicer agrees that it shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities of such indemnified party in such proportion as is appropriate to reflect the relative fault of such indemnified party, on the one hand, and Servicer, on the other, in connection with a breach of the Servicer's obligations under this paragraph or any material misstatement or omission, negligence, bad faith or willful misconduct of Servicer in connection therewith.

                                  ARTICLE VIII

                        REPORTS TO BE PREPARED BY COMPANY

                  Section 8.01 Servicer Shall Provide Information as Reasonably Required.

                  During the terms of this Agreement Servicer shall furnish any reports, or documentation that Owner may reasonably request. Reports requested may include reports not specified or otherwise required by this Agreement, for example, reports with respect to REO Properties, or reports required to comply with any regulations regarding any supervisory agents or examiners of Owner. All reports will be delivered in accordance with Owner's reasonable instructions and directions. If the reports or other information requested will require Servicer to incur additional costs or expenses outside of its normal servicing procedures, Owner agrees to reimburse Servicer for those costs and expenses. Servicer agrees to execute and deliver all such instruments and take all such action as Owner, from time to time, may reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

                                   ARTICLE IX

                                    SERVICER

                  Section 9.01 Indemnification; Third Party Claims.

                  (a) Each party hereto agrees to indemnify the other party and hold harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the other party may sustain in any way related to the breach of such party in performing its duties and obligations under this Agent.

                  (b) Servicer shall (i) promptly notify Owner if a material claim is made by any party with respect to this Agreement or the Mortgage Loans,
(ii) assume the defense of any such claim and pay all expenses in connection therewith, including attorneys' fees, and (iii) promptly pay, discharge and satisfy any judgment or decree which may be entered against it or Owner in respect of such claim. Servicer shall follow any written instructions received from Owner in connection with such claim. Owner shall promptly reimburse Servicer for all amounts paid or advanced by it pursuant to the preceding sentence, except as to amounts as to which Servicer is required to indemnify Owner pursuant to Section 3.01.

                  Section 9.02 Merger or Consolidation of Servicer.

                  Servicer will keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement. Any Person into which Servicer way be merged or consolidate, or any corporation resulting from any merger, conversion or consolidation to which Servicer shall be a party, or any Person succeeding to the business of Servicer, shall be the successor of Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 9.03 Limitation on Liability of Servicer and Others.

                  Neither Servicer nor any of the officers, employees or agents of Servicer shall be under any liability to any Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations substantially in accordance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by of any breach of the terms and conditions of this Agreement. Servicer and any officer, employee or agent of Servicer may rely in good faith on any document of any kind appearing to be properly executed and submitted by any Person respecting any matters arising hereunder. Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expenses or liability; provided, however, that Servicer may, with the consent of Owner, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which Owner will be liable. Servicer shall be entitled to be reimbursed therefor from Owner upon written demand.

                  Section 9.04 Servicer Not to Resign.

                  Subject to Section 12.04, Servicer shall not resign from the obligations and duties hereby imposed on it except (i) by mutual consent of Servicer and Owner, (ii) upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by Servicer (any such determination permitting the resignation of Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to Owner), (iii) following any breach of this Agreement by Owner, or (iv) in connection with a sale of substantially all of the assets of Servicer. No such resignation shall become effective until a successor shall have assumed Servicer's responsibilities and obligations hereunder in the manner provided in Section 12.01.

                  Section 9.05 No Transfer of Servicing.

                  Servicer shall not either assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Owner, which consent shall not be unreasonably withheld.

                  Any successor appointed as provided herein shall be an institution which is a Fannie Mae and Freddie Mac approved servicer in good standing, which has a net worth of at least $15,000,000 and shall execute, acknowledge and deliver to Owner an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of Servicer, with like effect as if originally named as a party to this Agreement.

                                    ARTICLE X

                                     DEFAULT

                  Section 10.01 Events of Default.

                  If one or more of the following "Events of Default" by Servicer shall occur and be continuing:

                  (i) any failure by Servicer to remit to Owner any payment required to be made under the terms of this Agreement which continues unremedied for a period (3) Business Days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Servicer by Owner; or

                  (ii) failure on the part of Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of Servicer set forth in this Agreement which continues unremedied for a period of thirty (30) days (except that such number of days shall be fifteen (15) in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Servicer by Owner; or

                  (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator, receiver or liquidator in any insolvency readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

                  (iv) Servicer shall consent to the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to Servicer or of or relating to all or substantially all of its property; or

                  (v) Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                  (vi) Servicer ceases to be eligible to sell Mortgage Loans to and service Mortgage Loans for Fannie Mae and Freddie Mac, and continues to be ineligible to sell Mortgage Loans to and service Mortgage Loans for Fannie Mae and Freddie Mac for a period of sixty
         (60) days after the date on which written notice of such ineligibility shall have been given to Servicer by Fannie Mae and Freddie Mac;

                  (vii) except as set forth in Section 9.05, Servicer attempts to assign its right to servicing compensation hereunder or Servicer attempts, without the consent of the Owner, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, Owner, by notice in writing to Servicer, in addition to whatever rights Owner may have at law or in equity to damages, including injunctive relief and specific performance, may terminate all the rights and obligations of Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof other than, with respect to any Additional Collateral Mortgage Loan, the obligation to administer the related Additional Collateral Pledge Agreement. On or after the receipt by Servicer of such written notice,
(i) all authority and power of Servicer under this Agreement, whether with respect to the Mortgage Loan or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 12.01, except with respect to any related Additional Collateral Pledge Agreement, and (ii) upon further written request from Owner, Servicer shall prepare, execute and deliver, any and all documents and other instruments, deliver to the successor all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at Servicer's sole expense. Servicer agrees to cooperate with Owner and such successor in effecting the termination of Servicer's responsibilities and rights hereunder as provided above, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

                  Section 10.02 Waiver of Defaults.

                  Owner may waive any default by Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                                   ARTICLE XI

                                   TERMINATION

                  Section 11.01 Termination.

                  The respective obligations and responsibilities of Servicer shall terminate upon: (i) the later the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder, (ii) mutual consent of Servicer and Owner in writing, (iii) at the election of Owner or Servicer at any time upon thirty (30) days prior written notice to the other if the aggregate outstanding principal balance of all Mortgage Loans subject to this Agreement shall be less than $5,000,000, (iv) a resignation permitted by
Section 9.04 hereof, or (v) the repurchase by Servicer of all Mortgage Loans and all REO Property at a price equal to 100% of the outstanding principal balance of each Mortgage Loan on the day of repurchase, plus accrued interest thereon at the Mortgage Loan Remittance Rate to the first day of the month following repurchase, plus the appraised value of any such REO Property determined at the expense of Servicer by an appraiser mutually agreed upon by Servicer and Owner.

                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

                  Section 12.01 Successor to Servicer.

                  Prior to termination of Servicer's responsibilities and duties under this Agreement pursuant to Sections 9.04, 10.01, 11.01 or 12.04, Owner shall (i) succeed to and assume all of Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor who is a Fannie Mae / Freddie Mac approved servicer having a net worth of not less than $15,000,000 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of Servicer under this Agreement prior to the termination of Servicer's responsibilities, duties and liabilities under this Agreement.

                  In connection with such appointment and assumption, Owner may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree. In the event that Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to one of the aforementioned Sections, Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of Servicer pursuant to the aforementioned Sections shall not become effective until a successor shall be appointed pursuant to this Section and shall in no event relieve Servicer of the representations and warranties made pursuant to Section 3.01 hereof or Section 5 of the Purchase Agreement and the remedies available to Owner hereunder and thereunder.

                  Any successor appointed as provided in this Section 12.01 shall execute, acknowledge and deliver to Servicer and to Owner an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of Servicer or termination of this Agreement pursuant to Section 9.04, 10.01, 11.01, or 12.04 shall not affect any claims that Owner may have against Servicer arising prior to any such termination or resignation.

                  Servicer shall in a timely and reasonable manner deliver to the successor the funds in the Custodial Account and the escrow Account and the Mortgage Files and related documents and statements held by it hereunder and Servicer shall account for all funds. Servicer shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties and responsibilities of Servicer. The successor shall make arrangements as it may deem appropriate to reimburse Servicer for amounts Servicer actually expended pursuant to this Agreement which Servicer is entitled to retain hereunder and which would otherwise have been reimbursable to Servicer pursuant to this Agreement but for the appointment of the successor servicer.

                  Section 12.02 Amendment.

                  This Agreement may be amended from time to time by Servicer and Owner only by written agreement signed by Servicer and Owner. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                  Section 12.03 Assignments.

                  The Assignments shall not be recorded for so long as Servicer is Servicer under this Agreement. In the event that Servicer shall assign this Agreement to a Person (other than as provided in Section 9.02 or as a result of an assignment to an affiliate of Servicer), then, at Owner's request, the Assignments of Mortgages shall be recorded in the name of Owner or in the name of a Person designated by Owner in all appropriate public offices for real property records. All recording fees related to such recordation hereunder shall be paid by Owner.

                  Section 12.04 Assignment of Servicing Rights.

                  Servicer may assign the servicing rights with respect to the Mortgage Loans upon the written consent of Owner, which consent shall not be unreasonably withheld or delayed; provided however, Servicer may, without the consent of Owner enter into one or more Subservicing Agreements relating to the Mortgage Loans; further provided however that notwithstanding any subservicing arrangement, Servicer shall remain liable to Owner for all obligations and responsibilities set forth in this Agreement.

                  Section 12.05 Governing Law.

                  This Agreement is to be governed by, and construed in accordance with, the internal laws (as compared to conflicts of law provisions) of the State of New York. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                  Section 12.06 Assignment by Owner.

                  The Owner shall have the right, without the consent of Servicer hereof, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Owner hereunder, and the assignee or designee shall accede to the rights and obligations hereunder of the Owner with respect to such Mortgage Loans. All references to the Owner in this Agreement shall be deemed to include its assignee or designee to the extent of such assignment. Except as otherwise expressly provided herein, this Agreement shall not be assigned, pledged or hypothecated by Servicer to a third party without the consent of the Owner. This Agreement shall bind and inure to the benefit of and be enforceable by Servicer and the Owner and the respective permitted successors and assigns of Servicer and the successors and assigns of the Owner.

                  Section 12.07 Notices.

                  Any notices or other communications permitted or required hereunder shall be in writing and shall be deemed conclusively to have been duly given if personally delivered, sent by overnight courier, or mailed by registered mail, postage prepaid, and return receipt requested, or transmitted by telex or telegraph and confirmed by a similar mailed writing, or otherwise received, if to Owner, addressed to Owner at 1633 Broadway, New York, NY 10019,
Attention: Whole Loan Operations Manager or to such other address as Owner may designate in writing to Servicer, and, if to Servicer, addressed to Morgan Stanley Dean Witter Credit Corporation at 2500 Lake Cook Road, Riverwoods, IL 60015, Attention: Law Division, Secondary Marketing, at the same address, or to such other address as Servicer may have designated in writing to Owner.

                  Section 12.08 Severability Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, the invalidity of any such covenant, agreement, provision or term of this Agreement shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                  Section 12.09 Exhibits.

                  The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

                  Section 12.10 General Interpretive Principles.

                  For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (i) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

                  (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

                  (iii) references herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

                  (iv) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same
         Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

                  (v) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

                  (vi) the terms "include" or "including" shall mean without limitation by reason of enumeration.

                  Section 12.11 Reproduction of Documents.

                  This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed (ii) documents received by any party at the closing, and (iii) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                  Section 12.12 Successors and Assigns.

                  The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto.

                  Section 12.13 Counterparts.

                  This Agreement may be executed in several counterparts, each of which shall constitute an original, but all of which together, shall constitute one instrument notwithstanding that all parties are not signatories to the same counterparts.

                  Section 12.14 Non-Solicitation.

         (a) From and after the Closing Date, the Servicer agrees that it will not take any action or cause any action to be taken by its agents to solicit the Mortgagor under any Mortgage Loan to refinance a Mortgage Loan, in whole or in part, without the prior written consent of Owner. It is understood and agreed that promotions for refinance undertaken by the Servicer or its agents that are directed to segments of the general public, or to all or segments of the clients of Morgan Stanley & Co. and its affiliates which may include Mortgagors under any Mortgage Loan, including, without limitation, direct marketing solicitations and newspaper, radio and television advertisements, shall not constitute a solicitation under the terms of this Agreement; provided, however, that no segment shall consist exclusively of such Mortgagors.

         (b) From and after the Closing Date, the Owner agrees that it will not take any action or cause any action to be taken by its agents to solicit the Mortgagor under any Mortgage Loan for any purpose, without the prior written consent of Servicer; provided that, the foregoing shall not restrict the Owner's right to contact, with the prior knowledge of the Servicer, any Mortgagor, to the extent deemed reasonably necessary by the Owner to resolve issues related to loss mitigation, in connection with such Mortgagor's Mortgage Loan. It is understood and agreed that promotions for any purpose undertaken by the Owner or its agents that are directed to segments of the general public, or to all or segments of the clients of the Owner and its affiliates which may include Mortgagors under any Mortgage Loan, including, without limitation, direct marketing solicitations and newspaper, radio and television advertisements, shall not constitute a solicitation under the terms of this Agreement.



                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first set forth above.


                                   Morgan Stanley Mortgage Capital Inc.

                                   By:  /s/ Eric Kaplan
                                        ----------------------------------------
                                   Name: Eric Kaplan
                                   Title: Vice President

                                   Morgan Stanley Dean Witter Credit Corporation

                                   By:  /s/ David L. Bianucci
                                        ----------------------------------------
                                   Name: David L. Bianucci
                                   Title: Vice President

                                    EXHIBIT A

                        FORM OF LIMITED POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that __________ ("Owner") having its principal place of business at ________________ hereby constitutes and appoints Morgan Stanley Dean Witter Credit Corporation ("Servicer"), a Delaware corporation, having its principal place of business at 2500 Lake Cook Road, Riverwoods, Illinois 60015, by and through any of its Vice Presidents or more senior officers, its true and lawful Attorney-in-Fact, in its name, place and stead and for its benefit, in connection with all residential mortgage loans serviced by Servicer for Owner for the purposes of performing all acts and executing all documents in the name of Owner necessary and incidental to servicing said loans, including but not limited to:

(1) Foreclosing delinquent loans or discontinuing such foreclosure proceedings, executing claims for insurance benefits under private mortgage insurance policies and endorsing related proceeds checks made payable to Owner;

(2) Selling, transferring or otherwise disposing of real property acquired through foreclosure or otherwise, including but not limited to executing all contracts, agreements, deeds, assignments or other instruments reasonably necessary or advisable to effect such sale, transfer or disposition, and receiving proceeds and endorsing checks made payable to the order of Owner from such proceedings;

(3) Preparing, executing and delivering satisfactions, cancellations, discharges, or full or partial releases of lien, subordination agreements, modification agreements, assumption agreements, and substitutions of trustees under deeds of trust;

(4) Endorsing promissory notes and executing assignments of mortgages, deeds of trust, deeds to secure debt and other security instruments securing said promissory notes in connection with loans for which Servicer has received full payment of all outstanding amounts due; and

(5) Any and all such other acts of any kind and nature whatsoever that are necessary and prudent to service the loans.

Owner further grants to Servicer full power and authority to do and perform all acts necessary for Servicer to carry into effect the power or powers granted by or under this Limited Power of Attorney as fully as Owner might or could do with the same validity as if all and every such act had been herein particularly stated, expressed and especially provided for, and hereby ratifies and confirms all that Servicer shall lawfully have done, do, or cause to be done by virtue of the powers and authority and contemplated hereby. This Limited Power of Attorney shall be effective as of ___________, _____.

Third parties without actual notice may rely upon the exercise of the power granted under this Limited Power of Attorney, and may be satisfied that this Limited Power of Attorney shall continue in full force and effect until revoked in writing by Owner. Third parties without actual notice may rely upon a certificate to the effect set forth in the preceding sentence given by Servicer.


ATTEST

                                              By:
Name:                                            Name:
Title:                                           Title:

                                              Corporate Seal:


STATE OF                            )
                                    )   ss.:
COUNTY OF                           )

                  On the __day of____, 20__, before me, the undersigned, a Notary Public in and for said county and state, personally appeared _____________________ and ___________________, personally known to me to be the persons who executed the within instrument as _____________________ and ______________________, respectively, on behalf of the corporation therein named, and they duly severally acknowledged that they reside at __________________________________ and that said instrument is the act and deed of said corporation, and that they, being authorized to do so, executed and delivered said instrument and affixed the corporate seal thereto for the purposes therein contained.

                  Witness my hand and official seal:



                                      ------------------------------------------

                                      Notary Public State of
                                                             -------------------
                                      My Commission Expires:
                                                             -------------------

                                    EXHIBIT B

                              ANNUAL CERTIFICATION

Re: [_______________] (the "Trust"), Mortgage Pass-Through Certificates, Series [_____], issued pursuant to the Pooling and Servicing Agreement, dated as of [_____], 200_ (the "Pooling and Servicing Agreement"), among [_____], as depositor (the "Depositor"), [_____], as trustee (the "Trustee"), [_____], as servicer (the "Servicer"), and [_____], as responsible party

                  I, [identify the certifying individual], certify to [the Depositor], [the Trustee], [the Servicer] and their officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

                  (a) Based on my knowledge, the information in the Annual Statement of Compliance, the Annual Independent Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to [the Depositor] [the Trustee] [the Servicer] during the preceding calendar year taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

                  (b) Based on my knowledge, the servicing information required to be provided to [the Depositor] [the Trustee] [the Servicer] by the Company under this Agreement has been provided to [the Depositor] [the Trustee] [the Master Servicer];

                  (c) I am responsible for reviewing the activities performed by the Company under the Agreement and based upon the review required by this Agreement, and except as disclosed in the Annual Statement of Compliance and the Annual Independent Public Accountant's Servicing Report submitted to the [the Depositor] [the Trustee] [the Master Servicer], the Company has, as of the date of this certification, fulfilled its obligations under this Agreement; and

                  (d) I have disclosed to [the Depositor] [the Trustee] [the Master Servicer] all significant deficiencies relating to the Company's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Agreement.


         Date:
                                                --------------------------------
                                                [Signature]
                                                [Title]

                                    EXHIBIT C



                                    DATA FILE